Exhibit 10.4

Second Amendment to Terms & Conditions Regarding the Appointment of Mr. Vandoorn as Chief Technology Officer

This second amendment to Terms & Conditions Regarding the Appointment of Mr. Vandoorn as Chief Technology Officer (the "Second Amendment"), made as of March 3, 2015 by and between Vishay Capacitors Belgium N.V., a Belgian company ("Vishay Belgium"), and an indirect wholly-owned subsidiary of Vishay Intertechnology, Inc., a Delaware corporation ("Vishay"), and JOHAN VANDOORN ("Executive") (collectively the "Parties").

WHEREAS, Executive is employed by Vishay Belgium and is a Party to the Terms & Conditions Regarding the Appointment of Mr. Vandoorn as Chief Technology Officer made between the Parties dated January 16, 2012, as amended by the first amendment to the Terms & Conditions made between the Parties as of March 4, 2014 (collectively, the "Terms & Conditions");

WHEREAS, Vishay Belgium and Executive may amend the Terms & Conditions by mutual agreement in writing; and

 WHEREAS, the Company and Executive desire to amend the Terms & Conditions as set forth in this Second Amendment.

NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.Section 7.7(a) of the Terms & Conditions is hereby amended by replacing "2012" and "25%" in the first sentence with "2015" and "40%", respectively.

2.The amendments to the Terms & Conditions made by paragraph 1 of this Second Amendment shall be effective as of March 3, 2015.

3.Except as set forth in this Second Amendment, all other terms and conditions of the Terms & Conditions shall remain unchanged and in full force and effect.

4.This Second Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

[signatures on next page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf as of the date first above written.

VISHAY CAPACITORS BELGIUM N.V.

By: /s/ W. Renders                              By:

Name: W. Renders                               Name:

Title: Managing Director                          Title:

Date: May 2, 2015                                Date:

/s/ Johan Vandoorn
Johan Vandoorn

Date: April 20, 2015